Exhibit 99.1

SolarEdge Announces Fiscal Third Quarter Financial Results

Fremont, CA — May 9, 2016. SolarEdge Technologies, Inc. (NASDAQ: SEDG) today announced its financial results for the fiscal third quarter ended March 31, 2016.

Fiscal Third Quarter 2016 Highlights

•	Record revenue of $125.2 million, up 0.3% from last quarter and 44.9% year-over-year
•	GAAP gross margin of 32.5%
•	GAAP net income of $20.8 million
•	Non-GAAP net income of $23.3 million
•	416 Megawatts (AC) of inverters shipped

"We are pleased with another strong quarter despite challenging market conditions. Our growing customer base, continued diligent execution, strong balance sheet and increased cash flow from operations, coupled with our advanced technology, position us well moving forward,” said Guy Sella, Founder, Chairman and CEO of SolarEdge.

Revenues

The Company reported revenues of $125.2 million, an increase of $0.4 million, or 0.3% from the prior quarter and an increase of $38.8 million or 44.9% from the fiscal third quarter of 2015.

Gross margins

GAAP gross margin was 32.5%, up from 30.9% in the prior quarter and up from 27.4% in the fiscal third quarter of 2015. Non-GAAP gross margin was 32.7%, up from 31.1% in the prior quarter and 27.6% in the fiscal third quarter of 2015. See “Reconciliation on Non-GAAP Measures” below.

Operating expenses

GAAP operating expenses were $21.0 million, or 16.8% of revenue, an increase from $19.3 million, which represented 15.5% of revenue in the prior quarter and an increase from $13.9 million, or 16.1% of revenue when compared to the same fiscal quarter of 2015.

Operating income

Operating income was $19.7 million, up from $19.3 million in the prior quarter and up from operating income of $9.8 million in the fiscal third quarter of 2015.

Financial Expenses

Financial income of $2.0 million compared to financial expense of $1.0 million in the previous quarter and financial expense of $3.4 million in the same quarter last year.

Net Income

GAAP net income was $20.8 million, down from $24.1 million in the prior quarter (including a one-time $6.6 million tax asset) and up from $6.0 million in the fiscal third quarter of 2015. Non-GAAP net income was $23.3 million, an increase from $19.8 million in the prior quarter and an increase from $8.7 million in the fiscal third quarter of 2015. See “Reconciliation on Non-GAAP Measures” below.

EPS

GAAP net diluted earnings per share (“EPS”) was $0.47, down from $0.55 in the prior quarter (including the one-time $6.6 million tax asset) and up from $0.01 in the fiscal third quarter of 2015.  Non-GAAP net diluted EPS was $0.51, an increase from $0.44 in the prior quarter and an increase from $0.20 in the fiscal third quarter of 2015. See “Reconciliation on Non-GAAP Measures” below.

Cash

At March 31, 2016, cash, cash equivalents, restricted cash and investment in marketable securities, totaled $172.2 million compared to $162.0 million on December 31, 2015. During the fiscal third quarter, the Company generated $15.3 million from operating activities.

Outlook for the Fiscal Fourth Quarter 2016

The Company provides guidance for the fiscal fourth quarter of 2016 as follows:

•	Revenues to be within the range of $125 million to $134 million;
•	Gross margins to be within the range of 29.0 % to 31.0%.

Conference Call

The Company will host a conference call to discuss these results at 5:00 P.M. Eastern Time on Monday, May 9, 2016. The call will be available, live, to interested parties by dialing +1 877-681-3375. For international callers, please dial +1 719-325-4907. The Conference ID number is 4543534.  A live webcast will also be available in the Investors Relations section of SolarEdge website at: http://investors.solaredge.com

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge provides an intelligent inverter solution that has changed the way power is harvested and managed in solar photovoltaic systems. The SolarEdge DC optimized inverter system maximizes power generation at the individual PV module-level while lowering the cost of energy produced by the solar PV system. The SolarEdge system consists of power optimizers, inverters, storage solutions and a cloud-based monitoring platform and addresses a broad range of solar market segments, from residential solar installations to commercial and small utility-scale solar installations.

Use of Non-GAAP Financial Measures

The Company has presented certain non-GAAP financial measures in this release, including non-GAAP gross margin, non-GAAP net income and non-GAAP net diluted EPS. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this press release. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

For a reconciliation of non-GAAP measures to their most comparable GAAP measures, please see “Reconciliation on Non-GAAP Measures” below.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements include information, among other things, concerning: our projection of future revenues and gross margin, our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; new products and services; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition. These forward looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events. These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual revenues, gross margins, other financial results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward looking statements. Given these factors, you should not place undue reliance on these forward-looking statements. These factors include, but are not limited to, the matters discussed in Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015 and, Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, when it becomes available, Current Reports on Form 8-K and other reports filed with the SEC. All information set forth in this release is as of May 9, 2016. SolarEdge undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Investor Contacts

SolarEdge Technologies, Inc.
Ronen Faier, Chief Financial Officer
investors@solaredge.com
+1 510-498-3263

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
investors@solaredge.com
+1 617-542-6180

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three months ended March 31,		Nine months ended March 31,
	2016	2015	2016	2015
	Unaudited		Unaudited

Revenues	$125,205	$86,399	$365,091	$226,658
Cost of revenues	84,471	62,698	252,248	173,146

Gross profit	40,734	23,701	112,843	53,512

Operating expenses:

Research and development, net	8,709	5,490	23,999	15,317
Sales and marketing	8,826	6,422	25,903	17,541
General and administrative	3,460	1,990	9,066	4,270

Total operating expenses	20,995	13,902	58,968	37,128

Operating income	19,739	9,799	53,875	16,384

Financial income (expenses), net	2,029	(3,436)	998	(3,378)

Income before taxes on income	21,768	6,363	54,873	13,006

Taxes on income (tax benefit)	969	398	(4,463)	1,146

Net income	$20,799	$5,965	$59,336	$11,860

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31,	June 30,
	2016	2015
	Unaudited
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$84,070	$144,750
Restricted cash	944	3,639
Marketable Securities	44,059	-
Trade receivables, net	56,145	35,428
Prepaid expenses and other accounts receivable	18,613	32,645
Inventories	85,514	73,950
Total current assets	289,345	290,412
PROPERTY AND EQUIPMENT, NET	26,213	14,717
LONG-TERM ASSETS:
Long-term marketable securities	43,151	-
Long-term prepaid expenses and lease deposits	440	529
Deferred tax assets, net	6,486	-
Intangible assets, net	737	-
	50,814	529
Total assets	$366,372	$305,658

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Trade payables	$45,138	$80,684
Employees and payroll accruals	12,358	6,814
Warranty obligations	13,510	9,431
Deferred revenues	2,642	1,676
Accrued expenses and other accounts payable	7,797	6,987
Total current liabilities	81,445	105,592
LONG-TERM LIABILITIES
Warranty obligations	33,149	22,448
Deferred revenues	13,266	8,289
Lease incentive obligation	2,265	2,385
Total long-term liabilities	48,680	33,122
COMMITMENTS AND CONTINGENT LIABILITIES
STOCKHOLDERS’ EQUITY:
Share capital	4	4
Additional paid-in capital	296,480	287,152
Accumulated other comprehensive income (loss)	417	(222)
Accumulated deficit	(60,654)	(119,990)
Total stockholders’ equity	236,247	166,944
Total liabilities and stockholders’ equity	$366,372	$305,658

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Nine months ended March 31,
	2016	2015
	Unaudited
Cash flows provided by (used in) operating activities:
Net income	$59,336	$11,860
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	2,601	1,647
Amortization of intangible assets	63	-
Amortization of premiums on available-for-sale marketable securities	209	-
Stock-based compensation related to employees and non-employees consultants stock options	6,689	1,750
Financial income, net related to term loan	-	(992)
Remeasurement of warrants to purchase preferred and common stock	-	2,065
Changes in assets and liabilities:
Inventories	(11,446)	(39,071)
Prepaid expenses and other accounts receivable	13,186	(12,198)
Trade receivables, net	(20,681)	(25,993)
Deferred tax assets, net	(6,627)	-
Trade payables	(35,554)	39,604
Employees and payroll accruals	5,517	883
Warranty obligations	14,780	9,718
Deferred revenues	5,942	2,116
Accrued expenses and other accounts payable	497	2,733
Lease incentive obligation	(120)	2,243
Net cash provided by (used in) operating activities	34,392	(3,635)

Cash flows used in investing activities:
Purchase of property and equipment	(11,545)	(8,254)
Purchase of intangible assets	(800)	-
Decrease (increase) in restricted cash	2,695	(1,973)
Decrease (increase) in short and long-term lease deposits	23	(24)
Purchases of available-for-sale marketable securities	(88,883)	-
Maturities of available-for-sale marketable securities	1,000	-
Net cash used in investing activities	(97,510)	(10,251)

Cash flows from financing activities:
Proceeds from short-term bank loans	-	23,000
Repayments of short term loan	-	(36,326)
Repayments of term loan	-	(5,919)
Proceeds from issuance of stock	-	24,712
Proceeds from IPO, net	-	133,944
Proceeds from exercise of employees and non-employees consultants stock options	2,639	46
Net cash provided by financing activities	2,639	139,457
Increase (decrease) in cash and cash equivalents	(60,479)	125,571
Cash and cash equivalents at the beginning of the period	144,750	9,754
Erosion due to exchange rate differences	(201)	(121)
Cash and cash equivalents at the end of the period	$84,070	$135,204

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

Reconciliation of Non-GAAP Financial Measures

	Reconciliation of GAAP to Non-GAAP Gross Profit
	Three months ended			Nine months ended
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015 (1)	Mar 31, 2016	Mar 31, 2015 (1)

Gross profit (GAAP)	40,734	38,582	23,701	112,843	53,512
Stock-based compensation	246	209	142	635	254
Gross profit (Non-GAAP)	40,980	38,791	23,843	113,478	53,766

	Reconciliation of GAAP to Non-GAAP Gross Margin
	Three months ended			Nine months ended
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015 (1)	Mar 31, 2016	Mar 31, 2015 (1)
Gross margin (GAAP)	32.5%	30.9%	27.4%	30.9%	23.6%
Stock-based compensation	0.2%	0.2%	0.2%	0.2%	0.1%
Gross margin (Non-GAAP)	32.7%	31.1%	27.6%	31.1%	23.7%

	Reconciliation of GAAP to Non-GAAP Operating expenses
	Three months ended			Nine months ended
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015 (1)	Mar 31, 2016	Mar 31, 2015 (1)
Operating expenses (GAAP)	20,995	19,320	13,902	58,968	37,128
Stock-based compensation R&D	724	518	184	1,637	450
Stock-based compensation S&M	842	749	292	2,207	546
Stock-based compensation G&A	819	750	354	2,210	502
Operating expenses (Non-GAAP)	18,610	17,303	13,072	52,914	35,630

	Reconciliation of GAAP to Non-GAAP Operating income
	Three months ended			Nine months ended
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015 (1)	Mar 31, 2016	Mar 31, 2015 (1)
Operating income (GAAP)	19,739	19,262	9,799	53,875	16,384
Stock-based compensation	2,631	2,226	972	6,689	1,752
Operating income (Non-GAAP)	22,370	21,488	10,771	60,564	18,136

	Reconciliation of GAAP to Non-GAAP Finance expenses
	Three months ended			Nine months ended
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015 (1)	Mar 31, 2016	Mar 31, 2015 (1)
Finance expenses (Income) (GAAP)	(2,029)	959	3,436	(998)	3,378
Warrants remeasurement	----	----	1,800	----	2,065
Finance expenses (Non-GAAP)	(2,029)	959	1,636	(998)	1,313

	Reconciliation of GAAP to Non-GAAP Tax on income (Tax benefit)
	Three months ended			Nine months ended
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015 (1)	Mar 31, 2016	Mar 31, 2015 (1)
Tax on income (Tax benefit) (GAAP)	969	(5,802)	398	(4,463)	1,146
Tax benefit due to deferred tax asset	100	6,527	----	6,627	----
Tax on income (Tax benefit) (Non-GAAP)	1,069	725	398	2,164	1,146

	Reconciliation of GAAP to Non-GAAP Net income
	Three months ended			Nine months ended
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015 (1)	Mar 31, 2016	Mar 31, 2015 (1)
Net income (GAAP)	20,799	24,105	5,965	59,336	11,860
Stock-based compensation	2,631	2,226	972	6,689	1,752
Warrants remeasurement	----	----	1,800	----	2,065
Tax benefit due to deferred tax asset	(100)	(6,527)	----	(6,627)	----
Net income (Non-GAAP)	23,330	19,804	8,737	59,398	15,677

	Reconciliation of GAAP to Non-GAAP Net basic EPS
	Three months ended			Nine months ended
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015 (1)	Mar 31, 2016	Mar 31, 2015 (1)
Net basic earnings per share (GAAP)	0.52	0.61	0.01	1.49	0.02
Stock-based compensation	0.06	0.06	0.03	0.17	0.05
Warrants remeasurement	----	----	0.04	----	0.07
Additional shares giving effect to IPO and conversion of preferred stock at the beginning of the periods	----	----	0.14	----	0.34
Tax benefit due to deferred tax asset	----	(0.17)	----	(0.16)	----
Net basic earnings per share (Non-GAAP)	0.58	0.50	0.22	1.50	0.48

	Reconciliation of GAAP to Non-GAAP No. of shares used in net basic EPS
	Three months ended			Nine months ended
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015 (1)	Mar 31, 2016	Mar 31, 2015 (1)
Number of shares used in computing net basic earnings per share (GAAP)	40,362,093	39,511,967	2,822,893	39,725,227	2,817,090
Additional shares giving effect to IPO and conversion of preferred stock at the beginning of the periods	----	----	36,297,931	----	30,025,279
Number of shares used in computing net basic earnings per share (Non-GAAP)	40,362,093	39,511,967	39,120,824	39,725,227	32,842,369

	Reconciliation of GAAP to Non-GAAP Net diluted EPS
	Three months ended			Nine months ended
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015 (1)	Mar 31, 2016	Mar 31, 2015 (1)
Net diluted earnings per share (GAAP)	0.47	0.55	0.01	1.34	0.01
Stock-based compensation	0.04	0.03	0.01	0.11	0.05
Warrants remeasurement	----	----	0.04	----	0.05
Additional shares giving effect to IPO and conversion of preferred stock at the beginning of the periods	----	----	0.14	----	0.32
Tax benefit due to deferred tax asset	----	(0.14)	----	(0.14)	----
Net diluted earnings per share (Non-GAAP)	0.51	0.44	0.20	1.31	0.43

	Reconciliation of GAAP to Non-GAAP No. of shares used in Net diluted EPS
	Three months ended			Nine months ended
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015 (1)	Mar 31, 2016	Mar 31, 2015 (1)
Number of shares used in computing net diluted earnings per share (GAAP)	44,577,901	44,007,348	7,099,046	44,347,071	5,534,903
Stock-based compensation	1,071,876	1,341,335	647,474	1,033,227	670,669
Warrants remeasurement	----	0	103,777	0	36,839
Additional shares giving effect to IPO and conversion of preferred stock at the beginning of the periods	----	----	36,297,931	----	30,025,279
Number of shares used in computing net diluted earnings per share (Non-GAAP)	45,649,777	45,348,683	44,148,228	45,380,298	36,267,690

(1) Assumes shares of common stock outstanding after accounting for the automatic conversion of the shares of preferred stock then outstanding into common stock at the beginning of fiscal year 2015.